UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2009

First Financial Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-17122	57-0866076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34 Broad Street, Charleston, South Carolina	29401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (including area code): (843) 529-5933

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Updating Description of Common Stock

This Form 8-K is being filed for the purpose of updating the description of capital stock of First Financial Holdings, Inc. The “Description of Capital Stock” attached as Exhibit 99.1 hereto and incorporated by reference in this Item 8.01 hereby updates the description of the Company’s common stock contained in its Registration Statement on Form 8-A filed on June 30, 1988, including any amendments or reports filed prior to the date hereof for the purpose of updating such description contained in the Form 8-A.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Description of Capital Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC.

DATE: September 21, 2009	By:	/s/ R. Wayne Hall
R. Wayne Hall
Executive Vice President and Chief Financial Officer